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                                                                   EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 30, 1998 appearing in Part II,
Item 8. "Financial Statements - Report of Independent Accountants" of SmarTalk TeleServices, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.



/s/ Price Waterhouse LLP

Price Waterhouse LLP
Century City, California
May 1, 1998